YNB
Your Neighborhood Bank

Your Neighborhood Bank
SINCE 1925
YNB
80TH YEAR

Creating Long-term Shareholder Value

November 8, 2005

Investor
Presentation

Agenda

Introduction

YNB at a glance

Strategic overview

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Challenges

Conclusion

Forward Looking Statements

Statements made in this presentation may contain forward-
looking statements concerning the financial condition, results of operations and business of Yardville National Bancorp.  We
caution that such statements are subject to a number of
uncertainties and actual results could differ materially and therefore you should not place undue reliance on any forward-
looking statements we make.  We may not update any forward-
looking statements we make today for future events or
developments.  Information about risks and uncertainties are described in our SEC filings, which are available on our Website or from our Investor Relations Department.

YNB at a glance – qualitative metrics

80-year operating history

NASDAQ listed: YANB

Largest community bank in attractive central NJ
markets

Retail deposit gathering strength

25 branches in 6 counties (and growing)

Commercial lending expertise

Ranked 115th largest C&I lender in the US

Senior management with over 100 years of financial
services experience

Success in attracting new, high-quality talent

YNB at a glance – financial metrics

Total shareholder return since 6/95: 518%

Market capitalization: $370 million

Total assets (9/30/05): $3.0 billion

LTM EPS: $1.93

Price/LTM EPS: 18.8x

Price/Book value: 2.28x

LTM ROAA: 0.75%

LTM ROAE: 13.1%

Strategic Overview

Strategic operating principles

Focus on the core; limited and tactical
product/business diversification

Maximize each customer relationship

Improve operating efficiency

Rebalance the employee “scales” toward revenue
generating positions

Continuously drive efficiency to make back-office operations best in class

Capital update

Reviewing options to meet new OCC capital
requirements

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Challenges

Conclusion

YNB

Total Assets

$4.0B
3.0
2.0
1.0
0.0
CAGR: 22%
$0.4
$0.5
$0.6
$0.8
$1.1
$1.6
$1.9
$2.2
$2.4
$2.8
$3.0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E

Over the past ten years, YNB has enjoyed
over 20% annual asset growth…

Net Income

$30.0M
20.0
10.0
0.0
CAGR: 20%
$3.4
$4.0
$5.0
$5.6
$8.0
$10.3
$8.6
$14.0
$10.3
$18.5
$21.5
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E

…and over 20% net income growth

EPS (diluted)

CAGR: 9%
$2.50
2.00
1.50
1.00
0.50
0.00
$0.82
$0.80
$0.98
$1.10
$1.33
$1.47
$1.11
$1.68
$0.97
$1.71
$1.97
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E

Most importantly, EPS has grown 9%
annually over the last ten years

Note: 2005E based on analysts’ consensus estimates for full year 2005.

Total Shareholder Return (%)

600
400
200
0
YNB
Russell 2000 Fin Services
Russell 2000
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Sep-05

YNB’s long-term stakeholders have been
rewarded

Initial investment

Increase in value

Ending account balance

$10,000

$51,839

$61,839

Note: Total shareholder return includes stock price appreciation and dividend payments.  518% total return translates to 20% average annual growth.  Data from June 1995 through Sept. 2005.

Summary Year to Date Financial Results

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Challenges

Conclusion

New Jersey

Philadelphia

New York City

Existing branch locations

Corporate headquarters
and branch

Regional headquarters
and branch

Planned branch locations

YNB is strategically located in the New York
City / Philadelphia corridor

45 miles

65 miles

YNB markets have very favorable
demographics

Median household income over $70,000

70% higher than the national average

Population density: 5 million people

12 times denser than national average

Market deposits average $58 million per branch

Exceeds the national average

$76 billion deposit opportunity

With significant opportunity for community bank penetration

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Challenges

Conclusion

Pre-tax Profit Contribution
(before overhead allocation)

100%
80
60
40
20
0
Other
Res/Cons Lending
Deposits
Comm. Lending
2004

YNB creates long-term value by focusing on
its core strengths

Traditional Core

Banking Business

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Commercial lending

Retail deposits

Challenges

Conclusion

Commercial Loans

$2.0B
1.5
1.0
0.5
0.0
CAGR: 30%
$0.1
$0.2
$0.3
$0.3
$0.5
$0.6
$0.8
$0.9
$1.1
$1.5
$1.7
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E

YNB has a unique ability to generate quality
commercial loan assets

Yield on Total Loans

7.00%
6.00
5.00
4.00
6.40%
5.95%
6.19%
YNB
NJ
National

YNB’s emphasis on commercial lending leads
to higher overall loan yields

Notes: Source is SNL Financial.

NPA's/Total Assets (%)

0.8
0.6
0.4
0.2
0.0
2000
2001
2002
2003
2004
YTD (9/30/05)
National Average
YNB

Even with higher yields, YNB has been able
to keep NPA’s in line

Notes: Source is SNL Financial: US banks $1-10B in assets as of 9/30/05.

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Commercial lending

Retail deposits

Challenges

Conclusion

Expanding YNB’s retail franchise is a primary
goal

1.

Expanding the retail footprint

2.

New brand image campaign

“Banking on a more personal level”

3.

Introduction of new products and services

“Simply Better” suite of products

Improved Internet banking capabilities

Longer branch hours

YNB

WARREN
NORTHAMPTON
Hellertown
HUNTERDON
Lebanon
Clinton
SOMERSET
Bridgewater
Raritan
Readington
Manville
Dunellen
Middlesex
Plainfield
South Plainfield
Rahway
Iselin
Clark
UNION
HUDSON
RICHMOND
NEW YORK
KINGS
Carteret
Woodbridge
Lower New York Bay
Perth Amboy
Edison
Fords
Piscataway
Somerset
Raritan
South Amboy
Sayreville
South River
North Brunswick
NEW JERSEY
Flemington
Quakertown
Richland Center
Plumsteadville
Solebury
PENNSYLVANIA
Sellersville
Telford
Doylestown
Franconia
Buckingham
Lambertville
Kendall Park
Princeton
East Brunswick
Spotswood
Keyport
Matawan
Strathmore
Rumson
Little Silver
Red Bank
MIDDLESEX
Old Bridge
Jamesburg
Robertsville
Hillsdale
Holmdel
Eatontown
Colts Neck
Tinton Falls
West Long Branch
Plainsboro
Lawrenceville
BUCKS
Chalfont
Warrington
MERCER
Ewing
East Windsor
Twin Rivers
West Freehold
Freehold
Asbury Park
Kulpsville
Montgomeryville
Newtown
Trenton
Hamilton Square
Warminster
Richboro
North Wales
Gwynedd
Horsham
Churchville
Fairless Hills
White Horse
New Jersey Tpke
MONMOUTH
Bradley Beach
Belmar
Blue Bell
Ambler
MONTGOMERY
Willow Grove
Levittown
Groveville
Spring Lake Heights
Norristown
Flourtown
Bensalem
Bordentown
Chesterfield
Manasquan
Lakewood
Point Pleasant
Plymouth Meeting
Cheltenham
PHILADELPHIA
Burlington
Roebling
BURLINGTON
OCEAN

1990: 4 branches in Hamilton, NJ

YNB

WARREN
NORTHAMPTON
Hellertown
Lebanon
Clinton
HUNTERDON
SOMERSET
Bridgewater
Dunellen
Plainfield
South Plainfield
UNION
Clark
Rahway
Iselin
HUDSON
RICHMOND
NEW YORK
KINGS
Carteret
Woodbridge
Lower New York Bay
Readington
Raritan
Manville
Middlesex
Piscataway
Edison
Fords
Perth Amboy
Flemington
Somerset
Raritan
South Amboy
Sayreville
NEW JERSEY
North Brunswick
South River
Keyport
East Brunswick
Matawan
Quakertown
Richland Center
Plumsteadville
Kendall Park
Spotswood
Strathmore
Rumson
Solebury
MIDDLESEX
Old Bridge
PENNSYLVANIA
Lambertville
Princeton
Robertsville
Red Bank
Little Silver
Sellersville
Telford
Doylestown
Buckingham
Jamesburg
Hillsdale
Holmdel
Plainsboro
Colts Neck
Eatontown
Lawrenceville
Franconia
BUCKS
Chalfont
East Windsor
Tinton Falls
West Long Branch
MERCER
Warrington
Hamilton Square
Twin Rivers
Kulpsville
Montgomeryville
Newtown
Freehold
West Freehold
Trenton
North Wales
Warminster
Richboro
Asbury Park
Gwynedd
Horsham
Fairless Hills
White Horse
MONMOUTH
Bradley Beach
Churchville
Groveville
Belmar
Blue Bell
Ambler
Levittown
Bordentown
MONTGOMERY
Willow Grove
Spring Lake Heights
Norristown
Bensalem
Manasquan
Flourtown
Roebling
Chesterfield
Lakewood
Point Pleasant
Plymouth Meeting
Cheltenham
PHILADELPHIA
Burlington
BURLINGTON
OCEAN

2005: 25 branches in 6 counties

WARREN
NORTHAMPTON
Hellertown
Clinton
Lebanon
SOMERSET
UNION
HUDSON
Clark
Rahway
KINGS
RICHMOND
NEW YORK
Plainfield
South Plainfield
Iselin
Carteret
Woodbridge
Lower New York Bay
Perth Amboy
HUNTERDON
Bridgewater
Dunellen
Raritan
Middlesex
Manville
Readington
Piscataway
Edison
Fords
Flemington
Somerset
Raritan
South Amboy
Sayreville
NEW JERSEY
North Brunswick
South River
Quakertown
Richland Center
Kendall Park
East Brunswick
Keyport
Matawan
Spotswood
Plumsteadville
Solebury
Strathmore
Rumson
PENNSYLVANIA
Lambertville
Princeton
MIDDLESEX
Old Bridge
Jamesburg
Robertsville
Red Bank
Little Silver
Sellersville
Telford
Doylestown
Buckingham
Lawrenceville
Plainsboro
Hillsdale
Colts Neck
Holmdel
Eatontown
Franconia
BUCKS
Chalfont
Warrington
MERCER
East Windsor
Tinton Falls
West Long Branch
Hamilton Square
Twin Rivers
Freehold
West Freehold
Kulpsville
Montgomeryville
Newtown
Ewing
Trenton
Warminster
North Wales
Gwynedd
Horsham
Richboro
Fairless Hills
White Horse
Yardville
Groveville
Asbury Park
MONMOUTH
Bradley Beach
Churchville
Belmar
Blue Bell
Ambler
MONTGOMERY
Willow Grove
Levittown
Bordentown
Spring Lake Heights
Norristown
Flourtown
Bensalem
Manasquan
Plymouth Meeting
Cheltenham
PHILADELPHIA
Burlington
Roebling
Chesterfield
Lakewood
Point Pleasant
BURLINGTON
OCEAN
78
519
513
12
202
22
529
95
615
130
36
611
29
309
313
31
206
1
413
232
18
34
33
195
9
537
539
63
130
68
Copyright © 2004 Microsoft Corp. and/or its suppliers. All rights reserved.

Future: 14 additional Board approved
locations

YNB

Banking is our business
Customer service is something we take personally.
Bank on us
Banking on a more personal level.
FDIC

Your Neighborhood Bank
Since 1925
YNB
80th Year
It's the big
Celebrate YNB's 80th birthday,
October 21st – 24th.
FDIC

For all of life's thrills and spills.
Bank on us.
YNB
Banking on a more personal level.
ynb.com

A brand image campaign has been a critical
component of the retail effort

Total deposits

CAGR: 16%
$2.5B
2.0
1.5
1.0
0.5
0.0
$1.1
$1.3
$1.5
$1.8
$2.0
2001
2002
2003
2004
2005E

Core deposit growth has been strong

Annual branch deposit growth (since 2000)

$30,000K
20,000
10,000
0
-10,000
Bordentown
Stelton Road
Somerville
Corporate
Hunterdon Reg
Lawrence
Flemington Pt
Pennington Shop
East Windsor
Hamilton Square
90 Main
Newtown
Quakerbridge
Yardville (Main)
Parkway
Scotch Road
Center City
Broad Street
Lalor
Ewing
Brunswick Ave

Average “same store” growth has been
excellent at all but 3 branches…

Average YNB
branch has
added $10
million in
deposits per
year

Notes: Growth in reported deposits from 6/30/2000 to 6/30/2004.

Source: SNL Financial and FDIC.

Percent of total

100%
80
60
40
20
0
Market share change
Market growth
Annual branch deposit growth

Overall, the deposit growth has come from
both share gains and market growth

Notes: Growth in reported deposits from 6/30/2000 to 6/30/2004. Market defined as 1 mile radius from branch location.

Source: SNL Financial and FDIC.

YNB

Total Liabilities
100%
80
60
40
20
0
Other
Deposits
FHLB Advances
2001
Sept. 2005

Total Deposits
100%
80
60
40
20
0
Non Interest Bearing
Interest Bearing
CDs
2001
Sept. 2005

YNB is reducing its reliance on expensive
wholesale and CD funding

Cost of Deposits (%)

5.00
4.00
3.00
2.00
1.00
0.00
4.43
2.83
2.10
1.74
2.18
2001
2002
2003
2004
YTD '05
National Average
YNB

	2001	2002	2003	2004	YTD '05
Difference	0.91	0.64	0.54	0.37	0.51

Which is driving down the difference in
deposit cost with the competition

Notes: National average based on banks $1-10 billion in assets. Source: SNL Financial.

Net promoters

80%
60
40
20
0
-20
-40
67
62
38
35
35
30
29
25
16
15
10
10
9
3
1
-6
-12
-15
-20
-31
Bank E
YNB
Bank I
Bank O
Bank J
Computers
Bank H
Rental Cars
Bank F
Life Ins.
Bank A
Credit cards
Bank K
Bank B
Bank L
Bank D
Bank N
Bank M
Bank G
Bank C

YNB has great customer loyalty compared to
other banks and other industries

Notes: Net promoter data was available on a limited universe of banking institutions. Data from 2003.

Sources: Research from Frederick F. Reichheld and Satmetrix Systems; data from 2005 YNB Net Promoter Survey.

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Challenges

Conclusion

The operating environment has gotten
tougher

Agenda

Introduction

Why invest in YNB?

Growth company generating superior shareholder returns

Expanding in excellent markets

Demand for relationship-based business model

Challenges

Conclusion

The YNB long-term value proposition is
simple and compelling

1.

A long-term growth story

Have done it for the past 10 years

Footprint and customer expansion will continue for many years

2.

Expanding presence in highly attractive central NJ
markets

Strongest community banking franchise in central NJ

3.

A superior business model

Focus on core strengths

Commercial lending

Retail deposit gathering

Decentralized, local operating model

Appendix

Detailed Financial Results

Detailed Demographic Information

38